Exhibit 1

                              TXU EUROPE CAPITAL I

                   ___% Trust Originated Preferred Securities


                             UNDERWRITING AGREEMENT

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as Representatives of the Underwriters
 named in Schedule II hereto (the "Representatives")

c/o
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Ladies and Gentlemen:


          1. Introduction. TXU Europe Limited, a private limited company incorporated in England and Wales (the "Company"), TXU Eastern Funding Company, a private unlimited company incorporated under the laws of England and Wales ("TXU Eastern Funding"), TXU Europe Funding I, L.P., a limited partnership formed under the Delaware Revised Uniform Limited Partnership Act (the "Partnership") and TXU Europe Capital I, a statutory business trust formed under the Delaware Business Trust Act (the "Trust," and hereinafter, together with the Company, TXU Eastern Funding and the Partnership, the "Offerors"), propose for the Trust to issue and sell severally to the underwriters named in Schedule II hereto (the "Underwriters") the Trust's ___% Trust Originated Preferred Securities of the series designation, with the terms and in the liquidation preference amount specified in Schedule I hereto (the "TOPrS").

          2. Description of TOPrS. Each of the TOPrS represents an undivided beneficial interest in the assets of the Trust. The TOPrS will be issued pursuant to an Amended and Restated Trust Agreement, to be dated as of ____________, among The Bank of New York, as Property Trustee, The Bank of New York (Delaware), as Delaware Trustee, certain employees of TXU Services Inc., as Administrative Trustees, TXU Business Services Company, as depositor ("TXU Services"), and the several Holders as defined therein in substantially the form heretofore delivered to you as the Representatives, said agreement being hereinafter referred to as the "Trust Agreement". The TOPrS will be guaranteed by the Company, as and to the extent set forth in the Prospectus (as defined below) and the Trust Preferred Securities Guarantee Agreement dated as of ______ between The Bank of New York, as trustee, and the Company (the "Trust Guarantee"). The Trust will use the proceeds from the sale of the TOPrS to purchase ___% Preferred Partnership Securities in the Partnership (the "Preferred Partnership Securities").

          The Preferred Partnership Securities will be issued pursuant to an Amended and Restated Agreement of Limited Partnership, dated as of _________, among the Company, as general partner of the Partnership (the "General Partner"), the Trust, as initial limited partner, and such other persons who become limited partners thereto (the "Partnership Agreement"). The Partnership Preferred Securities will be guaranteed by the Company, as and to the extent set forth in the Prospectus and the Preferred Partnership Securities Guarantee Agreement dated as of ______ between The Bank of New York, as trustee, and the Company (the "Partnership Guarantee"). The Partnership will use most of the proceeds from the sale of the Preferred Partnership Securities to the Trust, together with a capital contribution by the Company, to purchase beneficial interests in junior subordinated debentures of TXU Eastern Funding (the "TXU Funding Debentures") and the debentures of one or more other eligible subsidiaries of the Company (the "Other Debentures" and together with the TXU Funding Debentures, the "Debentures").

          The TXU Funding Debentures shall be issued pursuant to an Indenture among the The Bank of New York, as trustee, the Company and TXU Funding (the "TXU Funding Indenture"). The Other Debentures shall be issued pursuant to one or more indentures among The Bank of New York, as trustee, the Company and each subsidiary issuing such debentures (the "Other Indentures" and, together with the TXU Funding Indenture, the "Indentures"). The TXU Funding Debentures will be guaranteed by the Company, as and to the extent set forth in the Prospectus and the TXU Funding Indenture (the "TXU Funding Debenture Guarantee") The Other Debentures will be guaranteed by the Company, as and to the extent set forth in the Prospectus and the Other Indentures (the "Other Debenture Guarantees" and together with the TXU Funding Guarantee, the "Debenture Guarantees"). The Debenture Guarantees, together with the Trust Guarantee and the Partnership Guarantee, are referred to herein as the "Guarantees").

          The TOPrS and the Trust Guarantee, together with the Partnership Preferred Securities, the Partnership Guarantee, the Debentures and the Debenture Guarantees are referred to herein as the "Offered Securities".


          3. Representations and Warranties of the Offerors. The Offerors represent and warrant to the several Underwriters that:

          (a) The Offerors have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1, including a prospectus, on _________(Registration Nos. 333-______, 333-______-01, 333-______-02 and 333-______-03) for the registration under the Securities Act of 1933, as amended (the "Securities Act") of $______ aggregate amount of Offered Securities. Such registration statement was declared effective by the Commission on __________. References herein to the term "Registration Statement" as of any date shall be deemed to refer to Registration Statement Nos. 333-______, 333-______-01, 333-______-02 and
     333-______-03, as amended or supplemented to such date; references herein to the term "Prospectus" as of any given date shall be deemed to refer to the prospectus, including any preliminary prospectus, forming a part of the Registration Statement. References herein to the term "Effective Date" shall be deemed to refer to the later of the time and date the Registration Statement or any post-effective amendment to the Registration Statement was declared effective. The Company will not file any amendment to the Registration Statement or supplement to the Prospectus on or after the date of this Agreement and prior to the Closing Date, as hereinafter defined, without prior notice to the Underwriters, or to which Counsel for the Underwriters shall reasonably object in writing.

          (b) On the Effective Date, the Registration Statement and the Prospectus fully complied and at the Closing Date, as hereinafter defined, the Registration Statement, the Prospectus, the Trust Agreement, the TXU Funding Indenture, the Trust Guarantee, the Partnership Guarantee and the Other Debenture Guarantees will comply as to form in all material respects with the applicable provisions of the Securities Act, the Trust Indenture Act of 1939, as amended ("Trust Indenture Act"), and the applicable rules and regulations of the Commission thereunder; on the Effective Date the Registration Statement did not, and at the Closing Date, as hereinafter defined, the Registration Statement will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; on the Effective Date the Prospectus did not, and at the Closing Date, as hereinafter defined, and on the date it is filed with the Commission pursuant to Rule 424 of the General Rules and Regulations of the Securities Act ("Rule 424"), the Prospectus will not, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the foregoing representations and warranties in this paragraph (b) shall not apply to statements or omissions made in reliance upon information furnished in writing to the Offerors by, or on behalf of, any Underwriter for use in connection with the preparation of the Registration Statement or the Prospectus or to any statements in or omissions from the Statements of Eligibility and Qualification under the Trust Indenture Act, or amendments thereto, filed as exhibits to the Registration Statement.

          (c) The execution and delivery of this Agreement by each of the Offerors, and the consummation of the transactions herein contemplated and the fulfillment of the terms hereof by each of the Offerors will not result in a material breach of any of the terms or provisions of, or constitute a material default under, any indenture, mortgage, deed of trust, charter, by-laws or other organizational documents or any other agreement or instrument to which any of the Offerors is now a party and which is material to the respective Offeror and its subsidiaries, taken as a whole.

          (d) Each of the Offerors and each direct and indirect material subsidiary of the Company has been created, formed or incorporated, as the case may be, and is validly existing and, where applicable, in good standing under the laws of the jurisdiction of its creation, formation or incorporation, as the case may be, has the power and authority to own, lease and operate its properties and to conduct its business as currently conducted and as set forth in or contemplated by the Prospectus, and is qualified to transact business and is in good standing in each jurisdiction in which such qualification and good standing is required, whether by reason of the ownership or leasing of property or the conduct of business, except, with respect to each direct and indirect material subsidiary of the Company other than the Offerors, where the failure to so qualify or be in good standing would not have a material adverse effect on the business, property or financial condition of the Company and its subsidiaries, considered as a whole. The Trust has the trust power and authority to issue, and perform its obligations under, the TOPrS and purchase the Partnership Preferred Securities, as described in the Prospectus. The Trust is not a party to or otherwise bound by any material agreements other than those described in the Prospectus; [and the Trust is and will be treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles]. The Partnership has the partnership power and authority to issue and perform its obligations under the Partnership Preferred Securities and to lend the proceeds thereof to certain subsidiaries of the Company, as described in the Prospectus. The Partnership is not a party to or otherwise bound by any material agreements other than those described in the Registration Statement and the Prospectus[; and the Partnership is and will be treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles].

          (e) None of the Company, TXU Eastern Funding, the Partnership or the Trust is, or after giving effect to the issuance and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus will be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

          (f) The Company and each of its material subsidiaries (i) is in compliance with any and all applicable foreign, national, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) has received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (g) The Company and each of its material subsidiaries has good title to all real property and other properties owned by it (other than properties which are not material to the financial condition or the conduct of the business of the Company and its subsidiaries, taken as a whole), in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as
     (a) are described in the Prospectus or (b) do not, singly or in the aggregate, materially adversely affect the value of such property and do not materially interfere with the use made and proposed to be made of such property; and all of the leases and subleases material to the business of the Company and its subsidiaries, taken as a whole, and under which the Company or any of its material subsidiaries holds properties described in the Prospectus are in full force and effect, and the Company has no notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any material subsidiary of the Company under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or any material subsidiary of the Company to the continued possession of the leased or subleased properties under any such lease or sublease.

          (h) The Company and each of its material subsidiaries has filed all national, state, local and foreign tax returns which have been required to be filed and has paid all taxes shown thereon and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith, except where the failure to have made such filings or to have paid such taxes and assessments would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; and there is no tax deficiency which has been asserted or, to the knowledge of the Company, threatened against the Company or any of its material subsidiaries which would be expected to have a material adverse effect on, as the case may be, the Company and its subsidiaries, taken as a whole.

          (i) The Company and each of its material subsidiaries owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations (collectively "Authorizations") from, all national, state, local and other governmental authorities (including foreign regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof, except where the failure to own, possess or obtain such Authorizations or to have made such declarations and filings would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; to the knowledge of the Company and its material subsidiaries, each Authorization is in full force and effect, except where the failure of such Authorization to be in full force and effect would not be reasonably expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole; none of the Company or its material subsidiaries has received any actual notice of any proceeding relating to revocation or modification of any such Authorization, except as described in the Prospectus and except as would not, if the subject of an unfavorable decision, be reasonably expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (j) No stamp or other issuance or transfer taxes or duties are payable by or on behalf of the Underwriters in the United Kingdom or the United States or any political subdivision or taxing authority thereof or therein on (i) the authorization, issue or delivery of the Offered Securities or
     (ii) assuming all of the following transactions take place outside the United Kingdom, the purchase by the Underwriters of the TOPrS, the sale and delivery by the Underwriters of the TOPrS, the execution and delivery of this Agreement, the Indentures, the Trust Agreement, the Partnership Agreement, the Trust Guarantee and the Partnership Guarantee or the consummation of the transactions contemplated by this Agreement.

          (k) No exchange control authorization or any other authorization, approval, consent or license of any governmental authority or agency of or in the United Kingdom is required for the payment by the Offerors of any amounts in United States dollars pursuant to the terms of the Offered Securities.

          (l) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Offerors of their respective obligations hereunder, in connection with the offering, issuance or sale of the Offered Securities or the consummation of the transactions contemplated by this Agreement.

          (m) The Offerors and their respective obligations under this Agreement, the Offered Securities, the Trust Agreement, the Partnership Agreement and the Indentures are subject to civil and commercial law and to suit and none of the Offerors nor any of their respective properties, assets or revenues has, in the United Kingdom or any political subdivision thereof or in the United States or any political subdivision thereof, any right of immunity from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from setoff or counterclaim, from the jurisdiction of any court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such jurisdiction, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with the issuance of the Offered Securities; and, to the extent that any of the Offerors or any of their respective properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any jurisdiction, each of the Offerors has effectively waived such right and consented to such relief and enforcement pursuant to Section ___ of this Agreement; nothing in this clause (m) shall be deemed to waive any defense (other than any such immunity) available to any Offeror.

          (n) The Trust Agreement has been duly qualified under the Trust Indenture Act.

          (o) The TOPrS have been duly authorized by the Trust Agreement and, when issued and sold in accordance with the Trust Agreement, will be fully paid and nonassessable undivided beneficial interests in the assets of the Trust (subject to the limitations set forth in this paragraph below); the issuance of the TOPrS is not subject to preemptive or other similar rights; and holders of TOPrS will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware (provided, that, the holders of TOPrS may be obligated, pursuant to the Trust Agreement, to (i) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of TOPrS certificates and the issuance of replacement TOPrS certificates, and (ii) provide security or indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and powers under the Trust Agreement).

          (p) Each of the Administrative Trustees of the Trust is an employee of TXU Services; at the Closing Date, the Trust Agreement will have been duly executed and delivered by the Administrative Trustees and, when executed and delivered by TXU Services, the Property Trustee and the Delaware Trustee, will be a valid and binding obligation of each Administrative Trustee enforceable against such Administrative Trustee in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, fraudulent conveyance, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity and the effect of applicable public policy on the enforceability of provisions relating to contribution and indemnification.

          (q) The Partnership Agreement has been duly authorized by the General Partner and, at the Closing Date, will have been duly executed and delivered by the General Partner and will be a legal, valid and binding obligation of the General Partner enforceable against the General Partner in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, fraudulent conveyance, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity and the effect of applicable public policy on the enforceability of provisions relating to contribution and indemnification.

          (r) The Partnership Preferred Securities have been duly authorized by the Partnership Agreement and, when issued and sold in accordance with the Partnership Agreement, will be fully paid and nonassessable (subject to the limitations set forth in this paragraph below); the issuance of the Partnership Preferred Securities is not subject to preemptive or other similar rights; and assuming that the holders of Partnership Preferred Securities in their capacities as such do not participate in the control of the business of the Company, the holders of Partnership Preferred Securities, in their capacities as such, will have no liability in excess of their obligations to make payments provided for in the Partnership Agreement and their share of the Partnership's assets and undistributed profits (subject to the obligation of a holder of Partnership Preferred Securities to repay any funds distributed to it).

          (s) The TXU Funding Indenture has been, and at the Closing Date each of the Other Indentures will have been, duly authorized, and at the Closing Date each of the Indentures will have been duly executed and delivered, by the applicable subsidiary of the Company and, when duly executed and delivered by the respective trustee thereof, will constitute a valid and binding agreement of such subsidiary enforceable against such subsidiary in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, fraudulent conveyance, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity and the effect of applicable public policy on the enforceability of provisions relating to contribution and indemnification. The TXU Funding Debentures have been, and at the Closing Date the Other Debentures will have been, duly authorized for issuance and sale to the Partnership and, at the Closing Date, the Debentures will have been duly executed by the applicable subsidiary of the Company and, when authenticated, issued and delivered in the manner provided in the applicable Indenture and delivered against payment of the purchase price therefor as contemplated by this Agreement, will constitute valid and legally binding obligations of such subsidiary enforceable against such subsidiary in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, fraudulent conveyance, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity and the effect of applicable public policy on the enforceability of provisions relating to contribution and indemnification. The TXU Funding Indenture has been, and at the Closing Date the Other Debenture Guarantees will be, duly qualified under the Trust indenture Act.

          (t) Each of the Trust Guarantee and the Partnership Guarantee has been duly authorized and, at the Closing Date, will have been duly executed and delivered by the Company and, when duly executed and delivered by the trustee under the Trust Guarantee or the Partnership Guarantee, as the case may be, will constitute a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, fraudulent conveyance, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity and the effect of applicable public policy on the enforceability of provisions relating to contribution and indemnification. each of the Trust Guarantee and the Partnership Guarantee has been duly qualified under the Trust indenture Act.

          (u) This Agreement has been duly authorized, executed and delivered by each of the Offerors, each of which has the necessary power and authority to execute and deliver and perform its obligations under this Agreement

          (v) The TOPrS, the Partnership Preferred Securities, the Trust Guarantee and the Partnership Guarantee will conform in all material respects to the respective statements relating thereto contained in the Prospectus.

          (w) Other than as set forth or contemplated in the Registration Statement and the Prospectus, there are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its material subsidiaries is a party or to which any property of the Company or any of its material subsidiaries is the subject that is reasonably expected to have a material adverse effect on the Company and its subsidiaries taken as a whole.

          The Offerors acknowledge that the Underwriters, and, for purposes of the opinions to be delivered to the Underwriters pursuant to Section __ hereof, each counsel to any of the Offerors and counsel to the Underwriters, will rely upon the accuracy and truth of the foregoing representations. The Offerors hereby consent to such reliance.

          3A. Representations and Warranties of the Underwriters.

               [TO BE ADDED]

          4.  Purchase and Sale.

               (a) On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Trust shall sell to each of the Underwriters, and each Underwriter shall purchase from the Trust, at the time and place herein specified, severally and not jointly, the respective number of TOPrS set forth opposite the name of such Underwriter in Schedule II attached hereto, at the purchase price or prices set forth in Schedule I hereto.

               (b) The Company shall pay to the Underwriters a commission equal to $_____ per TOPrS.

          5. Time and Place of Closing. Delivery of the TOPrS against payment of the aggregate purchase price therefor by wire transfer in federal funds shall be made at the office of Thelen Reid & Priest LLP, 40 West 57th Street, New York, New York, at 10:00 A.M., New York Time, on ___________, or at such other place, time and date as shall be agreed upon in writing by the Company and the Representatives, or established in accordance with the following paragraph. The hour and date of such delivery and payment are herein called the "Closing Date". The TOPrS shall be delivered to The Depositary Trust Company or to The Bank of New York, as custodian for The Depositary Trust Company, in fully registered global form registered in the name of Cede & Co. for the respective accounts specified by the Representatives not later than the close of business on the business day preceding the Closing Date. The Trust agrees to make the TOPrS available to the Representatives for checking purposes not later than 10:00 A.M., New York Time, on the last business day preceding the Closing Date at the office of Thelen Reid & Priest, 40 West 57th Street, New York, New York, 10019, or at such other place as the Trust may specify.

          If any Underwriter shall fail or refuse (otherwise than for some reason sufficient to justify, in accordance with the terms hereof, the cancellation or termination of its obligations hereunder) to purchase and pay for the liquidation preference amount of the TOPrS that such Underwriter has agreed to purchase and pay for hereunder, the Company shall immediately give notice to the other Underwriters of the default of such Underwriter, and the other Underwriters shall have the right within 24 hours after the receipt of such notice to determine to purchase, or to procure one or more others, who are members of the National Association of Securities Dealers, Inc. ("NASD") (or, if not members of the NASD, who are not eligible for membership in the NASD and who agree (i) to make no sales within the United States, its territories or its possessions or to persons who are citizens thereof or residents therein and (ii) in making sales to comply with the NASD's Conduct Rules) and satisfactory to the Company, to purchase, upon the terms herein set forth, the liquidation preference amount of the TOPrS that the defaulting Underwriter had agreed to purchase. If any non-defaulting Underwriter or Underwriters shall determine to exercise such right, such Underwriter or Underwriters shall give written notice to the Company of the determination in that regard within 24 hours after receipt of notice of any such default, and thereupon the Closing Date shall be postponed for such period, not exceeding three business days, as the Company shall determine. If in the event of such a default no non-defaulting Underwriter shall give such notice, then this Agreement may be terminated by the Company, upon like notice given to the non-defaulting Underwriters, within a further period of 24 hours. If in such case the Company shall not elect to terminate this Agreement it shall have the right, irrespective of such default:

               (a) to require each non-defaulting Underwriter to purchase and pay for the respective liquidation preference amount of the TOPrS that it had agreed to purchase hereunder as hereinabove provided and, in addition, the liquidation preference amount of the TOPrS that the defaulting Underwriter shall have so failed to purchase up to a liquidation preference amount thereof equal to [one-ninth (1/9)] of the liquidation preference amount of TOPrS that such non-defaulting Underwriter has otherwise agreed to purchase hereunder, and/or

               (b) to procure one or more persons, reasonably acceptable to the Representatives, who are members of the NASD (or, if not members of the NASD, who are not eligible for membership in the NASD and who agree (i) to make no sales within the United States, its territories or its possessions or to persons who are citizens thereof or residents therein and (ii) in making sales to comply with the NASD's Conduct Rules), to purchase, upon the terms herein set forth, either all or a part of the liquidation preference amount of the TOPrS that such defaulting Underwriter had agreed to purchase or that portion thereof that the remaining Underwriters shall not be obligated to purchase pursuant to the foregoing clause (a).

In the event the Company shall exercise its rights under (a) and/or (b) above, the Company shall give written notice thereof to the non-defaulting Underwriters within such further period of 24 hours, and thereupon the Closing Date shall be postponed for such period, not exceeding three business days, as the Company shall determine.

          In the computation of any period of 24 hours referred to in this
Section 5, there shall be excluded a period of 24 hours in respect of each Saturday, Sunday or legal holiday that would otherwise be included in such period of time.

          Any action taken by the Company under this Section 5 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement. Termination by the Company under this Section 5 shall be without any liability on the part of the Company or any non-defaulting Underwriter, except as otherwise provided in Sections 6(g) and 9 hereof.

          6.  Covenants of the Company. The Company agrees that:

               (a) It will promptly deliver to each of the you a signed copy of the Registration Statement as originally filed or, to the extent a signed copy is not available, a conformed copy, certified by an officer of the Company to be in the form as originally filed, including all exhibits, and of all amendments thereto.

               (b) It will deliver to you, as soon as practicable after the date hereof, as many copies of the Prospectus as of such date as you may reasonably request.

               (c) It will cause the Prospectus to be filed with the Commission pursuant to Rule 424 as soon as practicable and advise you of the issuance of any stop order under the Securities Act with respect to the Registration Statement or the institution of any proceedings therefor of which the Offerors shall have received notice. The Company will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof if issued.

               (d) If, during such period of time (not exceeding nine months) after the Prospectus has been filed with the Commission pursuant to Rule 424 as in the opinion of Counsel for the Underwriters a prospectus covering the TOPrS is required by law to be delivered in connection with sales by an Underwriter or dealer, any event relating to or affecting the Company, TXU Eastern Funding, the Partnership or the Trust or of which the Company shall be advised in writing by you shall occur that in the Company's reasonable opinion after consultation with Counsel for the Underwriters should be set forth in a supplement to, or an amendment of, the Prospectus in order to make the Prospectus not misleading in the light of the circumstances when it is delivered to a purchaser, the Company will, at its expense, amend or supplement the Prospectus by either (i) preparing and furnishing to you at the Company's expense a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Prospectus or (ii) making an appropriate filing pursuant to
          Section 13 of the Exchange Act, which will supplement or amend the Prospectus so that, as supplemented or amended, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading; provided that should such event relate solely to the activities of any of the Underwriters, then the Underwriters shall assume the expense of preparing and furnishing any such amendment or supplement. In case any Underwriter is required to deliver a prospectus after the expiration of nine months from the date the Prospectus is filed with the Commission pursuant to Rule 424, the Company, upon such Underwriter's request, will furnish to such Underwriter, at the expense of such Underwriter, a reasonable quantity of a supplemental prospectus or supplements to the Prospectus complying with Section 10(a) of the Securities Act.

               (e) It will make generally available to its security holders and the holders of the TOPrS, as soon as practicable, an earnings statement of the Company (which need not be audited) covering a period of at least twelve months beginning not earlier than the first day of the month next succeeding the month in which occurred the effective date of the Registration Statement as defined in Rule 158 under the Securities Act.

               (f) It will furnish such proper information as may be lawfully required and otherwise cooperate in qualifying the Offered Securities for offer and sale under the blue-sky laws of such jurisdictions as you may designate, provided that the none of the Offerors shall be required to qualify to do business in any jurisdiction, to qualify as a dealer in securities, to file any consents to service of process under the laws of any jurisdiction, or to meet any other requirements deemed by the Offerors to be unduly burdensome.

               (g) It will, except as herein provided, pay all expenses and taxes (except transfer taxes) in connection with (i) the preparation and filing by it of the Registration Statement, (ii) the issuance and delivery of the TOPrS as provided in Section 5 hereof and the issuance and delivery of the other Offered Securities in connection therewith,
          (iii) the qualification of the Offered Securities under blue-sky laws (including counsel fees not to exceed $7,500), and (iv) the printing and delivery to the Underwriters of reasonable quantities of the Registration Statement and, except as provided in Section 6(d) hereof, of the Prospectus. The Company shall not, however, be required to pay any amount for any expenses of yours or any of the Underwriters, except that, if this Agreement shall be terminated in accordance with the provisions of Section 7, 8 or 10 hereof, the Company will reimburse you for the fees and disbursements of Counsel for the Underwriters, whose fees and disbursements the Underwriters agree to pay in any other event, and will reimburse the Underwriters for their reasonable out-of-pocket expenses, in an aggregate amount not exceeding $5,000, incurred in contemplation of the performance of this Agreement. The Company shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits.

               (h) During the period from the date of this Agreement to the Closing Date, neither the Company, TXU Eastern Funding, the Partnership or the Trust will, without the prior written consent of the Representatives, directly or indirectly, publicly issue, sell, offer or contract to sell, in the market in which the TOPrS are being offered and sold, any securities of the Company or any of its subsidiaries that are of the same class as any of the Offered Securities.

          7. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the TOPrS shall be subject to the accuracy of the representations and warranties made herein on the part of each of the Offerors, to the performance by each of the Offerors of its obligations to be performed hereunder prior to the Closing Date, and to the following conditions:

               (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424 prior to 5:30 P.M., New York Time, on the second business day after the date of this Agreement, or such other time and date as may be approved by you.

               (b) No stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for that purpose shall be pending before, or threatened by, the Commission on the Closing Date; and you shall have received a certificate, dated the Closing Date and signed by an officer of the Company, to the effect that (A) no such stop order is in effect and that no proceedings for such purpose are pending before, or to the knowledge of the Company threatened by, the Commission and (B) the representations and warranties of the Offerors in Section 3 hereof are true and correct with the same force and effect as if made on the Closing Date.

               (c) On the Closing Date, you shall have received from E.J. Lean, General Counsel for the Company, TXU Eastern Funding, and the Material Subsidiaries of the Company, Norton Rose, English tax counsel for the Offerors, Richards, Layton & Finger, P.A., Delaware counsel for the Company, the Partnership and the Trust, Worsham, Forsythe & Wooldridge, L.L.P., United States counsel for the Offerors, Thelen Reid & Priest LLP, special United States counsel for the Offerors, and Winthrop, Stimson, Putnam & Roberts, Counsel for the Underwriters, opinions in substantially the form and substance prescribed in Schedules III, IV, V, VI, VII and VIII hereto (i) with such changes therein as may be agreed upon by the Company and you, with the approval of Counsel for the Underwriters, and (ii) if the Prospectus relating to the TOPrS shall be supplemented or amended after the Prospectus shall have been filed with the Commission pursuant to Rule 424, with any changes therein necessary to reflect such supplementation or amendment.

               (d) [On and as of the Closing Date, you shall have received from PricewaterhouseCoopers, independent auditors, a letter in form and substance reasonably satisfactory to Counsel to the Underwriters, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Prospectus; provided that such letter shall use a "cut-off date" not earlier than the date hereof.]

               (e) [On and as of the Closing Date, you shall have received from Deloitte & Touche LLP a letter in form and substance satisfactory to Counsel to the Underwriters, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Prospectus; provided that such letter shall use a "cut-off date" not earlier than the date hereof.]

               (f) Since the most recent dates as of which information is given in the Registration Statement or the Prospectus there shall not have been any material adverse change in the business, property or financial condition of the Trust, the Partnership, TXU Eastern Funding or the Company and its subsidiaries, considered as a whole, whether or not in the ordinary course of business, and, since such dates, there shall not have been any material transaction entered into by the Trust, the Partnership, TXU Eastern Funding or the Company, other than transactions in the ordinary course of business and transactions contemplated by the Registration Statement or Prospectus, and at the Closing Date you shall have received a certificate to such effect dated the Closing Date and signed by an officer of the Company.

               (g) All legal proceedings to be taken in connection with the issuance and sale of Offered Securities as described in the Prospectus shall have been satisfactory in form and substance to Counsel for the Underwriters.

               (h) At the Closing Date, (i) the TOPrS shall be rated at least _____________ by Moody's Investor Services ("Moody's"), and Standard & Poor's Corporation ("S&P"), respectively, and the Company shall have delivered to you a letter from each such rating agency, or other evidence satisfactory to you, confirming that the TOPrS have such ratings, and (ii) neither Moody's nor S&P shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the TOPrS, any other securities of the Company or a special purpose subsidiary of the Company which are of the same class as the TOPrS or the financial condition of the Company.

               (i) The TOPrS shall have been approved for listing on the New York Stock Exchange and the Luxembourg Stock Exchange.

          In case any of the conditions specified above in this Section 7 shall not have been fulfilled as of the Closing Date, this Agreement may be terminated by the Representatives upon notice thereof to the Company. Any such termination shall be without liability of any party to any other party except as otherwise provided in Sections 6(g) and 9 hereof.

          8. Conditions of Offerors' Obligations. The obligation of the Offerors to deliver the TOPrS shall be subject to the conditions that the Prospectus shall have been filed with the Commission pursuant to Rule 424 prior to 5:30 P.M., New York Time, on the second business day after the date of this Agreement or such other time and date as may be approved by the Company, and no stop order suspending the effectiveness of the Registration Statement shall be in effect at the Closing Date and no proceedings for that purpose shall be pending before, or threatened by, the Commission at the Closing Date. In case these conditions shall not have been fulfilled as of the Closing Date, this Agreement may be terminated by the Company upon notice thereof to you. Any such termination shall be without liability of any party to any other party except as otherwise provided in Sections 6(g) and 9 hereof.

          9.  Indemnification.

               (a) The Offerors shall jointly and severally indemnify, defend and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each such Underwriter and controlling person for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading; provided, however, that the indemnity agreement contained in this Section 9 shall not apply to any such losses, claims, damages, liabilities, expenses or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to any of the Offerors by or on behalf of any Underwriter, through the Representatives or Counsel for the Underwriters, for use in connection with the preparation of the Registration Statement or the Prospectus or any amendment or supplement to either thereof, or arising out of, or based upon, statements in or omissions from that part of the Registration Statement that shall constitute the Statements of Eligibility and Qualification under the Trust Indenture Act of any Trustee with respect to any indenture qualified pursuant to the Registration Statement; and provided further, that the indemnity agreement contained in this Section 9 shall not inure to the benefit of any Underwriter (or of any person controlling such Underwriter) on account of any such losses, claims, damages, liabilities, expenses or actions arising from the sale of the TOPrS to any person if a copy of the Prospectus shall not have been given or sent to such person by or on behalf of such Underwriter with or prior to the written confirmation of the sale involved unless the alleged omission or alleged untrue statement was not corrected in the Prospectus at the time of such written confirmation. The indemnity agreement of the Offerors contained in this Section 9 and the representations and warranties of the Offerors contained in Section 3 hereof shall remain operative and in full force and effect regardless of any termination of this Agreement or of any investigation made by or on behalf of any Underwriter or any such controlling person, and shall survive the delivery of the TOPrS.

               (b) Each Underwriter shall indemnify, defend and hold harmless each of the Offerors, its officers and directors, and each person who controls any such Offeror within the meaning of Section 15 of the Securities Act, from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each of them for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Offerors by or on behalf of such Underwriter, through the Representatives or Counsel for the Underwriters, for use in connection with the preparation of the Registration Statement or the Prospectus or any amendment or supplement to either thereof. Each Underwriter hereby furnishes to the Offerors in writing expressly for use in the Prospectus [(i) the statements on the cover page of the Prospectus relating to delivery of the TOPrS, (ii) the statements in the Prospectus relating to market making for the TOPrS, and (iii) the list of underwriters and the number of TOPrS to be purchased by each of them, statements relating to the offering of the TOPrS, statements relating to market making for the TOPrS, and statements relating to stabilization and over allotment by the Underwriters in the "Underwriting" section of the Prospectus.] The indemnity agreement of the respective Underwriters contained in this Section 9 shall remain operative and in full force and effect regardless of any termination of this Agreement or of any investigation made by or on behalf of any Offeror, its directors, officers, partners or trustees, any such Underwriter, or any such controlling person, and shall survive the delivery of the TOPrS.

               (c) The Company, TXU Eastern Funding, the Partnership, the Trust and the several Underwriters each shall, upon the receipt of notice of the commencement of any action against it or any person controlling it as aforesaid, in respect of which indemnity may be sought on account of any indemnity agreement contained herein, promptly give written notice of the commencement thereof to the party or parties against whom indemnity shall be sought hereunder, but the failure so to notify such indemnifying party or parties of any such action shall not relieve such indemnifying party or parties from any liability hereunder to the extent it is not materially prejudiced as a result of such failure to notify and in any event shall not relieve it from any liability that it or they may have to the indemnified party otherwise than on account of such indemnity agreement. In case such notice of any such action shall be so given, such indemnifying party shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume (in conjunction with any other indemnifying parties) the defense of such action, in which event such defense shall be conducted by counsel chosen by such indemnifying party or parties and satisfactory to the indemnified party or parties who shall be defendant or defendants in such action, and such defendant or defendants shall bear the fees and expenses of any additional counsel retained by them; but if the indemnifying party shall elect not to assume the defense of such action, such indemnifying party will reimburse such indemnified party or parties for the reasonable fees and expenses of any counsel retained by them; provided, however, if the defendants in any such action (including impleaded parties) include both the indemnified party and the indemnifying party and counsel for the indemnified party shall have reasonably concluded that there may be a conflict of interest involved in the representation by a single counsel of both the indemnifying party and the indemnified party, the indemnified party or parties shall have the right to select separate counsel, satisfactory to the indemnifying party, whose fees and expenses shall be paid by such indemnifying party (it being understood, however, that the indemnifying party shall not be liable for the fees and expenses of more than one separate counsel (in addition to local counsel) representing the indemnified parties who are parties to such action). Each of the Offerors and the Underwriters agrees that without the other parties' prior written consent, which consent shall not be unreasonably withheld, it will not settle, compromise or consent to the entry of any judgment in any claim in respect of which indemnification may be sought under the indemnification provision of this Agreement, unless such settlement, compromise or consent (i) includes an unconditional release of such other party from all liability arising out of such claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of such other party.

               (d) If the indemnification provided for in subparagraph (a) or
          (b) above shall be unenforceable under applicable law by an indemnified party, each indemnifying party agrees to contribute to such indemnified party with respect to any and all losses, claims, damages, liabilities and expenses for which each such indemnification provided for in subparagraph (a) or (b) above shall be unenforceable, in such proportion as shall be appropriate to reflect (i) the relative fault of each indemnifying party on the one hand and the indemnified party on the other in connection with the statements or omissions that have resulted in such losses, claims, damages, liabilities and expenses, (ii) the relative benefits received by the Offerors on the one hand and the Underwriters on the other hand from the offering of the TOPrS pursuant to this Agreement, and (iii) any other relevant equitable considerations; provided, however, that no indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party not guilty of such fraudulent misrepresentation. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or the indemnified party and each such party's relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Offerors and each of the Underwriters agree that it would not be just and equitable if contributions pursuant to this subparagraph (d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute in excess of the amount equal to the excess of (i) the total price at which the TOPrS underwritten by it were offered to the public, over (ii) the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission. The obligations of each Underwriter to contribute pursuant to this Section 9 are several and not joint and shall be in proportion to the principal amount of TOPrS set forth opposite its name in Schedule II hereto.

          10. Termination. This Agreement may be terminated, at any time prior to the Closing Date, by the Representatives if (a) after the date hereof and at or prior to the Closing Date there shall have occurred any general suspension of trading in securities on The New York Stock Exchange, Inc. ("NYSE"), the American Stock Exchange, Inc. ("AMEX"), the NASDAQ Stock Market, Inc. ("NASDAQ") or the London Stock Exchange ("LSE")or there shall have been established by the NYSE, AMEX, NASDAQ or LSE or by the Commission or by any government or governmental agency in the United States or the United Kingdom or by the decision of any court, any general limitation on prices for such trading or any general restrictions on the distribution of securities, or a general banking moratorium declared by New York, United States or United Kingdom authorities, or
(b) there shall have occurred any (i) new material outbreak of hostilities or
(ii) new material other national or international calamity or crisis, including, but not limited to, an escalation of hostilities that existed prior to the date of this Agreement or (iii) material adverse change in the financial markets in the United States or the United Kingdom, and the effect of any such event specified in clause (a) or (b) above on the financial markets of the United States or the United Kingdom shall be such as to make it impracticable, in the reasonable judgment of the Representatives, for the Underwriters to enforce contracts for the sale of the TOPrS. This Agreement may also be terminated at any time prior to the Closing Date by the Representatives if, in their reasonable judgment, the subject matter of any amendment or supplement to the Registration Statement or the Prospectus (other than an amendment or supplement relating solely to the activity of any Underwriter or Underwriters) prepared and issued by any Offeror after the effectiveness of this Agreement shall have disclosed a material adverse change in the business, property or financial condition of the Trust, the Partnership, TXU Eastern Funding or the Company and its subsidiaries, considered as a whole, whether or not in the ordinary course of business, that has materially impaired the marketability of the TOPrS. Any termination hereof pursuant to this Section 10 shall be without liability of any party to any other party except as otherwise provided in Sections 6(g) and 9 hereof.

          11. Miscellaneous. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. This Agreement shall inure to the benefit of the Offerors, the several Underwriters and, with respect to the provisions of Section 9 hereof, each director, officer and controlling person referred to in said Section 9, and their respective successors. Nothing herein is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of any provision in this Agreement. The term "successor" as used herein shall not include any purchaser, as such purchaser, of any of the TOPrS from any of the several Underwriters.

          12. Consent to Jurisdiction; Appointment of Agent to Accept Service of Process. Each of the Offerors irrevocably submits to the non-exclusive jurisdiction of any federal or state court in the City, County and State of New York, United States of America, in any legal suit, action or proceeding based on or arising under this agreement and agrees that all claims in respect of such suit or proceeding may be determined in any such court. Each of the Offerors irrevocably waives the defense of an inconvenient forum or objections to personal jurisdiction with respect to the maintenance of such legal suit, action or proceeding. To the extent permitted by law, each of the Offerors hereby waives any objection to the enforcement by any competent court in the United Kingdom of, and to the relitigation before any competent court in the United Kingdom in connection with, any judgment validly obtained in any such court in New York on the basis of any such legal suit, action or proceeding. Each of the Offerors have appointed Thelen Reid & Priest LLP (the "Process Agent") as its authorized agent upon whom process may be served in any such legal suit, action or proceeding. Such appointment shall be irrevocable. The Process Agent has agreed to act as said agent for service of process and each of the Offerors agrees to take any and all action including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Each of the Offerors further agrees that service of process upon the Process Agent and written notice of said service to each of the Offerors shall be deemed in every respect effective service of process upon each of the Offerors in any such legal suit, action or proceeding. Nothing herein shall affect the right of any Underwriter or any person controlling any Underwriter to serve process in any other manner permitted by law. The provisions of this Section 12 shall remain operative and in full force and effect regardless of any termination of this Agreement, in whole or in part.

          13. Waiver of Immunities. To the extent that the Offerors or any of their respective properties, assets or revenues may have or may hereafter become entitled to, or have attributed to it, any right of immunity, on the grounds of sovereignty or otherwise, from any legal action, suit or proceeding, from the giving of any relief in any thereof, from set-off or counterclaim, from the jurisdiction of any court, from service or process, from attachment upon or prior to judgment, from attachment in aid of execution of judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which proceedings may at any time be commenced, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with the Offered Securities, Trust Agreement, the Partnership Agreement, any Indenture or this Agreement, each of the Offerors hereby irrevocably and unconditionally waives and agrees not to plead or claim, any such immunity and consents to such relief and enforcement. Nothing in this Section 13 shall be deemed to waive any defense (other than any such immunity) available to any Offeror. The provisions of this Section 13 shall remain operative and in full force and effect regardless of any termination of this Agreement, in whole or in part.

          14. Foreign Taxes. (a) All payments by the any Offeror to the Underwriters hereunder shall be made free and clear of, and without withholding or deduction for or on account of, any present or future income, stamp, or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any jurisdiction in which the Company is managed or has a place of business or in which any Offeror has a branch or office from which payment is made or deemed to be made (each, a "Taxing Jurisdiction"), unless such withholding or deduction is required by law. In the event of any such withholding or deduction ("Foreign Taxes"), the Offerors shall pay to the Underwriters such additional amount as shall be necessary in order that the amount received by such Underwriters after withholding or deduction shall equal the amount that would otherwise have been due to such Underwriter in the absence of such withholding or deduction, except that no such amounts shall be payable under this Section 14 for:

          (i) any such tax imposed by reason of any Underwriter having some connection with the relevant Taxing Jurisdiction (including being a citizen or resident or national of, or carrying on a business or maintaining a permanent establishment in, such Taxing Jurisdiction) other than its participation as an Underwriter hereunder; and

          (ii) any income or franchise tax on the overall net income of any Underwriter imposed by the United States or by the State of New York or any political subdivision of the United States or of the State of New York.

          (b) In the event any Underwriter obtains any actual payment of refund, credit, allowance, remission or other deduction of, against or from income or taxable income otherwise determined or taxes otherwise payable to which it may be entitled from the relevant Taxing Jurisdiction in respect of any Foreign Taxes paid on the Underwriter's behalf by the Company or for which the Underwriter has received reimbursement from the Company, the Underwriter shall, to the extent it can do so without prejudice to the retention of the amount so realized (after taking into account any net additional taxes paid in connection with the realization thereof), notify the Company and pay to the Offerors (to the extent that the same shall not already have been taken into account in computing any amount previously paid by the Offerors or the amount of any reimbursement previously received by the Underwriter) promptly after the realization thereof an amount which is equal to the net amount thereof (or, in the event of a deduction from taxable income, the tax benefit generated thereby, if less than such deduction) plus any additional tax savings resulting from the payment pursuant to this sentence, provided that the aggregate of all such payments shall not exceed the aggregate of all amounts paid by the Offerors in respect of such Foreign Taxes.

          The provisions of this Section 14 shall remain operative and in full force and effect regardless of any termination of this Agreement, in whole or in part.

          15. Obligation Currency. The obligation of the parties to make payments hereunder is in U.S. dollars (the "Obligation Currency") and such obligation shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in any currency other than the Obligation Currency or any other realization in such other currency, whether as proceeds of set-off, security, guarantee, distributions, or otherwise, except to the extent to which such tender, recovery or realization shall result in the receipt by the party which is to receive such payment of the full amount of the Obligation Currency expressed to be payable hereunder. The party liable to make such payment agrees to indemnify the party which is to receive such payment for the amount (if any) by which such receipt shall fall short of the full amount of the Obligation Currency expressed to be payable hereunder and the party which is to receive such payment agrees to pay to the party liable to make such payment the amount (if any) by which such receipt shall exceed the full amount of the Obligation Currency, and, in each case, such obligation shall not be affected by judgment being obtained for any other sums due under this Agreement. The parties agree that the rate of exchange which shall be used to determine if such tender, recovery or realization shall result in the receipt by the party which is to receive such payment of the full amount of the Obligation Currency expressed to be payable hereunder shall be the noon buying rate in New York City for cable transfers in foreign currencies as certified for customs purposes by the Federal Reserve Bank of New York for the business day preceding that on which the judgment becomes a final judgment.

          13. Notices. All communications hereunder shall be in writing, and, if to the Underwriters, shall be mailed or delivered to you at the address set forth above, or, if to any of the Offerors, shall be mailed or delivered to it, to each of the following addresses: c/o TXU Europe Limited, Crown House, 51 Aldwych, London WC2B4AX, Attention: Treasurer; and c/o TXU Corp, Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201, Attention: Treasurer.

          If the foregoing is in accordance with your understanding of our agreement, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement between the Company and the several Underwriters in accordance with its terms.


                                              Very truly yours,

                                              TXU EUROPE LIMITED


                                              By
                                                 -------------------------------
                                              (Authorized Representative)


                                              TXU EUROPE CAPITAL I


                                              By
                                                 -------------------------------
                                              (Authorized Representative)


                                              TXU EUROPE FUNDING I, L.P.


                                              By
                                                 -------------------------------
                                              (Authorized Representative)


Accepted and delivered as of
the date first above written

---------------------

---------------------

---------------------

By:
   ------------------

   By:
      ---------------

                                   SCHEDULE I
                                   ----------


Underwriting Agreement dated: _________________
Representatives:



Designation: ___% Trust Originated Preferred Securities

Liquidation Preference Amount:  $___

Date of Maturity:

Distribution Rate:  ___%

Purchase Price: $___ per TOPrS

Underwriting Commissions (payable by the Company): $_____ per TOPrS

Public Offering Price: $___ per TOPrS

                                   SCHEDULE II
                                   -----------


                              TXU Europe Capital I

                   ___% Trust Originated Preferred Securities

                                                                     Number of
Name                                                                   TOPrS
----                                                                   -----

































                                                                     ---------
Total

                                  SCHEDULE III
                                  ------------


                            [LETTERHEAD OF E.J. LEAN]




                                                                         [Date]


--------------
--------------
--------------
--------------


as Representatives of the Underwriters
named in Schedule II to the Underwriting
Agreement, as herein defined

c/o
   --------------
-----------------
-----------------

Ladies and Gentlemen

TXU Europe Capital I, a statutory business trust ("Trust) formed under the Delaware Business Trust Act

$__________ aggregate liquidation preference amount of ___% Trust Orignated Preferred Securities ("TOPrS") guaranteed by TXU Europe Limited ("Guarantor")
--------------------------------------------------------------------------------

1. I am General Counsel to the Guarantor and TXU Eastern Funding Company, a private unlimited company incorporated under the laws of England and Wales ("TXU Eastern Funding") and have acted as such in connection with (i) the issuance of the TOPrS by the Trust, (ii) the issuance by TXU Europe Funding I, L.P., a limited partnership formed under the Delaware Revised Uniform Limited Partnership Act (the "Partnership") of its ___% Partnership Preferred Securities (the "Partnership Preferred Securities") having an aggregate liquidation preference amount of $__________, (iii) the issuance by TXU Eastern Funding of an aggregate of $__________ principal amount of Junior Subordinated Debentures, Series ___ (the "TXU Eastern Funding Debentures") pursuant to an indenture, dated as of _______, among the Guarantor, TXU Eastern Funding and The Bank of New York, as trustee (the "TXU Eastern Funding Indenture"), (iv) the issuance by __________ of an aggregate of $_________ principal amount of Junior Subordinated Debentures, Series __ (the "______ Debentures" and together with the TXU Eastern Funding Debentures, the "Debentures") pursuant to an indenture, dated as of _______, among the Guarantor, _________ and The Bank of New York, as trustee (the "________ Indenture" and, together with the TXU Eastern Funding Indenture, the "Indentures"), (v) the guarantee by the Guarantor of the TOPrS pursuant to a Guarantee Agreement, dated as of ________, between the Guarantor and The Bank of New York, as trustee (the "Trust Guarantee"),
     (vi) the guarantee by the Guarantor of the Preferred Partnership Securities pursuant to a Guarantee Agreement dated as of ______ between The Bank of New York, as trustee, and the Guarantor (the "Partnership Guarantee"),
     (vii) the guarantee by the Guarantor of the TXU Eastern Funding Debentures pursuant to the guarantee forming a part of the TXU Eastern Funding Indenture (the "TXU Eastern Funding Debenture Guarantee"), and (viii) the guarantee by the Guarantor of the _______ Debentures pursuant to the guarantee forming a part of the ________ Indenture (the "______ Debenture Guarantee" and, together with the TXU Eastern Funding Debenture Guarantee, the "Debenture Guarantees").

2. Terms not otherwise defined herein are used with the meanings ascribed to them in the Underwriting Agreement dated ___________ among the Guarantor, TXU Eastern Funding, the Trust, the Partnership and you (the "Underwriting Agreement")

3. In such capacity I have examined copies of the documents referred to and, where appropriate, defined in this Opinion. I express no opinion as to any laws other than to the laws of England in force at the date of this Opinion.

4. The Indentures, the Debentures, the Trust Agreement, the Partnership Agreement, the Trust Guarantee, the Partnership Guarantee and the Underwriting Agreement are together referred to in this Opinion as the "Transaction Documents".

5.   In giving this Opinion I have assumed:

     (a) That the signatures on the originals of all documents submitted to me are genuine;

     (b) Other than with regard to the Guarantor and TXU Eastern Funding, the due capacity and authority of each of the parties to the relevant documents and the due execution and delivery of such documents by those parties;

     (c) That the obligations assumed by those parties other than the Guarantor and TXU Eastern Funding under such documents are valid and binding obligations of each of those parties;

     (d) That each of the documents which is the subject of this Opinion is valid and binding on each party under the law to which it is expressed to be subject where that is not English law, and that words and phrases used in those documents have the same meaning and effect as they would if those documents were governed by English law; and

     (e) That all representations and statements as to factual matters expressed in the Underwriting Agreement are true and accurate.

6. Upon the basis of my familiarity with these transactions and with the affairs and properties of the Guarantor, TXU Eastern Funding and each of [________________], being the material subsidiaries of the Guarantor (the "Material UK Subsidiaries"), subject to the qualifications set out below, I am of the opinion that:

     (a) The Guarantor is a company duly incorporated and validly existing under the laws of England and Wales, and has the corporate power and authority to (a) to own, lease and operate its properties and to conduct its business as currently conducted and as set forth or contemplated by the Prospectus; (b) execute, deliver and perform its obligations under those Transaction Documents to which it is a party; and (c) issue and deliver the Trust Guarantee, the Partnership Guarantee and the Debenture Guarantees and incur the obligations evidenced thereby.

     (b) TXU Eastern Funding is a company duly incorporated and validly existing under the laws of England and Wales, and has the corporate power and authority to (a) own, lease and operate its properties and to conduct its business as currently conducted and as set forth or contemplated by the Prospectus; (b) execute, deliver and perform its obligations under those Transaction Documents to which it is a party; and (c) issue the TXU Eastern Funding Debentures and incur the obligations evidenced thereby.

     (c) Each Material UK Subsidiary of the Guarantor has been duly incorporated and is validly existing under the laws of England and Wales, has the corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted and as set forth in or contemplated by the Prospectus, is duly qualified to transact business in England and Wales and is qualified as a foreign corporation to transact business and so far as I am aware is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not have a material adverse effect on the business, property or financial condition of the Guarantor and its subsidiaries, considered as a whole.

     (d) Each Transaction Documents to which Guarantor or TXU Eastern Funding is a party has been duly authorized, executed and delivered by the Guarantor or TXU Eastern Funding, as the case may be.

     (e) The execution and delivery by the Guarantor of, and the performance by the Guarantor of its obligations under, and compliance with the provisions of, the Transaction Documents to which Guarantor is a party will not (i) contravene any existing applicable law in England or (ii) contravene or conflict with any provision of the memorandum or articles of association of the Guarantor or, any agreement or other instrument of which I am aware binding upon the Guarantor or which would affect the due authorization, execution, validity, binding effect or enforceability of the Transaction Documents to which Guarantor is a party, or (iii) contravene or conflict with any judgment, order or decree of any English governmental body, agency or court having jurisdiction over the Guarantor; and no consent, approval, authorization or order of, or qualification with, any governmental or public bodies in the United Kingdom is required for the performance by the Guarantor of its obligations under the Transaction Documents to which it is a party.

     (f) The execution and delivery by TXU Eastern Funding of, and the performance by TXU Eastern Funding of its obligations under, the Transaction Documents to which it is a party and the TXU Eastern Funding Debentures will not (i) contravene any existing applicable law in England (ii) contravene or conflict with the memorandum or articles of association of TXU Eastern Funding or, any agreement or other instrument of which I am aware binding upon TXU Eastern Funding or which would affect the due authorization, execution, validity, binding effect or enforceability of the Transaction Documents to which TXU Eastern Funding is a party or the TXU Eastern Funding Debentures, or
          (iii) contravene or conflict with any judgment, order or decree of any English governmental body, agency or court having jurisdiction over TXU Eastern Funding; and no consent, approval, authorization or order of, or qualification with, any governmental or public bodies in the United Kingdom is required for the performance by TXU Eastern Funding of its obligations under the Transaction Documents to which it is a party or the TXU Eastern Funding Debentures.

     (g) I am not aware of any legal or governmental proceedings pending or threatened to which the Guarantor, TXU Eastern Funding or any of the Material UK Subsidiaries is party or to which any of the properties of the Guarantor, TXU Eastern Funding or any of the Material UK Subsidiaries is subject, other than proceedings described or referred to in the Prospectus and proceedings that in my belief would not, if determined adversely, have a material adverse effect on the Guarantor, TXU Eastern Funding or the Material UK Subsidiaries, taken as whole, as the case may be.

     (h) Under current practice, an English court of competent jurisdiction would give effect to the choice of the internal laws of the State of New York [ or the State of Delaware, as the case may be,] as the proper law of the Transaction Documents if its application in the circumstances of the case would not (i) be contrary to public policy and I know of no reason as to why the same should be contrary to public policy, or (ii) conflict with any rule of English law which is of mandatory application and I know of no contractual provision which the English courts might decline to enforce on this basis. Under English law and subject to the above qualification each of the Guarantor and TXU Eastern Funding has, pursuant to Section 12 of the Purchase Agreement [and pursuant to the TXU Eastern Funding Indenture], validly and severally submitted to the in personam jurisdiction of the state and federal courts located in the City, County and State of New York in any action, suit or proceeding arising out of or relating to [the Transaction Documents].

     (i) Neither the Guarantor nor TXU Eastern Funding enjoys any immunity from suit in the English courts, and no assets of the Guarantor or TXU Eastern Funding are exempt from execution. The Guarantor, TXU Eastern Funding, and their respective obligations under the Transaction Documents are subject to civil and commercial law and to suit and, to the extent that the Guarantor or TXU Eastern Funding or any of their respective properties, assets or revenues may have or may hereafter become entitled to any immunity from suit or from execution, the Guarantor and TXU Eastern Funding have given an enforceable waiver of such right (but not of any defenses or other reliefs available to them) pursuant to Section 13 of the Underwriting Agreement.

7. The opinions expressed in paragraph 6. are subject to the following qualifications:

     (a) It should be understood that I have not been responsible for investigating or verifying the accuracy of the facts, including statements of foreign law, or the reasonableness of any statements of opinion contained in the Prospectus, or that no material facts have been omitted from it;

     (b) The effectiveness of provisions excluding a party from a liability or duty otherwise owed are limited by law;

     (c) The provisions of the Transaction Documents which provide that certain certifications or determinations will be conclusive and binding will not necessarily prevent judicial enquiry into the merits of any claim by an aggrieved party;

     (d) Section 117 of the Stamp Act 1891 may render the provisions of the Transaction Documents (relating to payment of stamp duty) unenforceable against the Guarantor and/or TXU Eastern Funding in respect of United Kingdom stamp duties;

     (e) An English court may refuse to give effect to provisions in respect of the costs of enforcement (actual or contemplated) or of unsuccessful litigation brought before an English court or where the court has itself made an order for costs;

     (f) Where obligations are to be performed in a jurisdiction outside England, such obligations may not be enforceable in England to the extent that performance would be illegal or contrary to public policy under the laws of that jurisdiction.

8. In the course of the preparation of the information relating to the Guarantor and TXU Eastern Funding contained in the Prospectus, I have participated in discussions with certain of their directors and representatives, with other counsel for the Guarantor and TXU Eastern Funding, with Deloitte & Touche, the Guarantor's independent accountants, with PricewaterhouseCoopers, the independent accountants who audited certain of the financial statements contained in the Prospectus, and with certain of your officers and employees and your counsel, but I have not independently verified and I assume no responsibility for the accuracy or completeness of the representations and statements made to me by the Guarantor or TXU Eastern Funding or the information included with respect to the Guarantor and TXU Eastern Funding in the Prospectus. However, no facts have come to my attention which gives me reason to believe that the Prospectus (except as to the financial statements and schedules and other financial and statistical data contained therein, as to which I do not express any belief), as of its date or on the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

This Opinion is given solely for your benefit in connection with the issue of the TXU Eastern Funding Debentures, the Trust Guarantee, the Partnership Guarantee and the Debenture Guarantees and may not be relied upon by any other person nor quoted or referred to in any public document nor filed with any governmental agency without my consent.

Yours faithfully

                                   SCHEDULE IV


                            [OPINION OF NORTON ROSE]

                                   SCHEDULE V


                 [LETTERHEAD OF RICHARDS, LAYTON & FINGER, P.A.]




                                                                         [Date]


--------------
--------------
--------------
--------------


as Representatives of the Underwriters
named in Schedule II to the Underwriting
Agreement, as herein defined

c/o
   --------------
-----------------
-----------------


Ladies and Gentlemen:

          We have acted as special Delaware counsel for TXU Europe Limited, a private limited company incorporated in England and Wales (the "Company"), TXU Europe Funding I, L.P., a limited partnership formed under the Delaware Revised Uniform Limited Partnership Act (the "Partnership") and TXU Europe Capital I, a statutory business trust formed under the Delaware Business Trust Act (the "Trust"), in connection with the matters set forth herein. At your request, this opinion is being furnished to you.

          For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals or copies of the following:

         (a) The Certificate of Trust of the Trust, dated as of ____________ (the "Trust Certificate"), as filed in the office of the Secretary of State of the State of Delaware (the "Secretary of State") on _____________;

         (b) The Trust Agreement of the Trust, dated as of _____________, by and among TXU Business Services Company, as depositor ("TXU Services"), and the trustees of the Trust named therein;

         (c) The Amended and Restated Trust Agreement of the Trust (including Exhibits _____ thereto), dated as of _____________ (the "Trust Agreement"), by and among TXU Services, the trustees of the Trust named therein (the "Trustees"), and the holders, from time to time, of undivided beneficial interests in the assets of the Trust;

         (d) The Certificate of Limited Partnership of the Partnership, dated as of ____________ (the "Partnership Certificate"), as filed in the office of the Secretary of State on _____________;

         (e) The Limited Partnership Agreement of the Partnership, dated as of _____________, by and among the Company, as general partner of the partnership (the "General Partner") and the Trust, as initial limited partner of the Partnership (the "Initial Limited Partner");

         (f) The [Action by the General Partner], dated as of ______ (the ["Action"]) creating the ___% Partnership Preferred Securities of the Partnership (the "Partnership Preferred Securities");

         (g) The Amended and Restated Agreement of Limited Partnership, dated as of _________, among the General Partner, the Initial Limited Partner, and such other persons who become limited partners thereto (the Amended and Restated Agreement of Limited Partnership as amended and supplemented by the Action being hereinafter referred to as the "Partnership Agreement")

         (h) The Prospectus dated ___________ (the "Prospectus"), relating to the preferred securities of the Trust representing preferred undivided beneficial interests in the assets of the Trust (each, a "Preferred Trust Security" and collectively, the "TOPrS");

         (i) The Underwriting Agreement, dated _________ (the "Underwriting Agreement"), among the Company, the Partnership, the Trust, TXU Eastern Funding Company, a private unlimited company incorporated under the laws of England and Wales ("TXU Eastern Funding") and the Underwriters named in Schedule II thereto;

         (j) A Certificate of Good Standing for the Trust, dated ____________, obtained from the Secretary of State; and

         (k) A Certificate of Good Standing for the Partnership, dated _____________, obtained from the Secretary of State.

          Initially capitalized terms used herein and not otherwise defined are used as defined in the Trust Agreement.

          For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (k) above, which we believe are all the documents necessary or appropriate for us to have considered for the purposes of rendering the opinions stated herein. In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (k) above) that is referred to in or incorporated by reference into the documents reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

          With respect to all documents examined by us, we have assumed (i) the authenticity of all documents submitted to us as authentic originals, (ii) the conformity with the originals of all documents submitted to us as copies or forms, and (iii) the genuineness of all signatures.

          For purposes of this opinion, we have assumed (i) that the Trust Agreement constitutes the entire agreement among the parties thereto with respect to the subject matter thereof, including with respect to the creation, operation and termination of the Trust, and that the Trust Agreement and the Trust Certificate are in full force and effect and have not been amended, (ii) that the Partnership Agreement constitutes the entire agreement among the parties thereto with respect to the subject matter thereof, including with respect to the creation, operation and termination of the Partnership, and that the Partnership Agreement and the Partnership Certificate are in full force and effect and have not been amended,(iii) except to the extent provided in paragraphs 1 and 10 below, the due creation, due formation or due organization, as the case may be, and the valid existence in good standing of each party to the documents examined by us under the laws of the jurisdiction governing its creation, formation or organization, (iv) the legal capacity of natural persons who are parties to the documents examined by us, (v) except to the extent set forth in paragraphs 2 and 11 below, that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, (vi) except to the extent provided in paragraphs 3, 4, 6, 7, 10, 13 and 15 below, that each of the parties to the documents examined by us has duly authorized, executed and delivered such documents, (vii) the receipt by each Person to whom a Preferred Trust Security is to be issued by the Trust (the "Preferred Trust Security Holders") of a certificate for the Preferred Trust Security and the payment for the Preferred Trust Security acquired by it, in accordance with the Trust Agreement, and as described in the Prospectus, (viii) that the TOPrS are issued and sold to the Preferred Trust Security Holders in accordance with the Trust Agreement, and as described in the Prospectus, (ix) that the Trust derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than having a Delaware trustee as required by the Delaware Business Trust Act and filing documents with the Secretary of State) or employees in the State of Delaware,(xii) that the Trust is treated as a grantor trust for federal income tax purposes, (xiii) the receipt by the Trust in connection with its purchase of Partnership Preferred Securities of a certificate representing each Partnership Preferred Security and the payment for the Partnership Preferred Securities acquired by it, in accordance with the Partnership Agreement, and as described in the Prospectus, (xiv) the payment by the General Partner of the full consideration due from it for the general partner interest in the Partnership acquired by it, (xv) that the books and records of the Partnership set forth all information required by the Partnership Agreement and the Delaware Revised Uniform Limited Partnership Act (the "Limited Partnership Act")" including all information with respect to al Persons to be admitted as partners of the Partnership and their contributions to the Partnership, (xvi) that the Partnership Preferred Securities are issued and sold to the Trust in accordance with the Partnership Agreement, and as descried in the Prospectus, (xvii) that the Partnership derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than the maintenance of a registered office and registered agent in the State of Delaware and the filing of documents with the Secretary of State) or employees in the State of Delaware, and (xviii) that the Partnership is treated as a partnership for United States federal income tax purposes. We have not participated in the preparation of the Prospectus and assume no responsibility for its contents.

          This opinion is limited to the laws of the State of Delaware (excluding the securities laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder that are currently in effect.

          Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

          1. The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made.

          2. Under the Delaware Business Trust Act and the Trust Agreement, the Trust has the trust power and authority to (i) own, lease and operate its property and conduct its business as currently conducted and as set forth or contemplated in the Prospectus, (ii) execute and deliver, and perform its obligations under, the Underwriting Agreement, and (iii) issue, and perform its obligations under, the TOPrS and purchase the Partnership Preferred Securities, as described in the Prospectus.

          3. The Trust Agreement is a legal, valid and binding obligation of the Trustees, and is enforceable against the Trustees, in accordance with its terms.

          4. Under the Delaware Business Trust Act and the Trust Agreement, the Underwriting Agreement has been duly authorized, executed and delivered by the Trust.

          5. No authorization, approval, consent or order of any Delaware court or Delaware governmental authority or Delaware agency is required to be obtained by the Trust solely in connection with the issuance and sale of the TOPrS.

          6. The TOPrS have been duly authorized by the Trust Agreement and, when issued and sold in accordance with the Trust Agreement, the TOPrS will be, subject to the qualifications set forth in paragraph 7 below, fully paid and nonassessable undivided beneficial interests in the assets of the Trust.

          7. The Preferred Trust Security Holders, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that the Preferred Trust Security Holders may be obligated, pursuant to the Trust Agreement, to (i) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of TOPrS certificates and the issuance of replacement TOPrS certificates, and (ii) provide security or indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and powers under the Trust Agreement.

          8. Under the Delaware Business Trust Act and the Trust Agreement, the issuance of the TOPrS is not subject to preemptive rights or other similar rights.

          9. The Partnership has been duly formed and is validly existing in good standing as a limited partnership under the Delaware Partnership Act; and all filings required under the laws of the State of Delaware with respect to the formation and valid existence of the Partnership as a limited partnership have been made.

          10. The Partnership Agreement has been duly authorized, executed and delivered by the General Partner and is a valid and binding obligation of the General Partner, enforceable against the General Partner in accordance with its terms.

          11. Under the Partnership Agreement and the Limited Partnership Act, the Partnership has the partnership power and authority (i) to own, lease and operate its property and to conduct its business as currently conducted and as set forth or contemplated in the Prospectus, (ii) to execute and deliver and perform its obligations under the Underwriting Agreement, and (iii) to issue and perform its obligations under the Partnership Preferred Securities and to lend the proceeds thereof to certain subsidiaries of the Company, as described in the Prospectus.

          12. The Preferred Partnership Securities have been duly authorized by the Partnership Agreement and, when issued and sold in accordance with the Partnership Agreement, will be, subject to the qualifications set forth in paragraph 13 below, fully paid and nonassessable limited partner interests in the Partnership.

          13. Assuming that holders of Partnership Preferred Securities, in their capacities as such, do not participate in the control of the business of the Company, the holders of Partnership Preferred Securities, in their capacities as such, will have no liability in excess of their obligations to make payments provided for in the Partnership Agreement and their share of the Partnership's assets and undistributed profits (subject to the obligation of a holder of Partnership Preferred Securities to repay any funds wrongfully distributed to it). There are no provisions in the Partnership Agreement the inclusion of which, subject to the terms and conditions therein, or, assuming that the Trust, as a limited partner of the partnership, takes no action other than actions permitted by the partnership Agreement, the exercise of which, in accordance with the terms and conditions therein, would cause the Trust, as a limited partner of the partnership, to be deemed to be participating in the control of the business of the Partnership.

          14. Under the Limited Partnership Act and the Partnership Agreement, the issuance of the Partnership Preferred Securities is not subject to preemptive rights.

          15. Under the Partnership Agreement and the Limited Partnership Act, the Underwriting Agreement has been duly authorized, executed and delivered by the Partnership.

          16. The execution, delivery and performance by the Trust of the Underwriting Agreement, the consummation by the Trust of the transactions contemplated thereby and the fulfillment by the Trust of the terms do not violate (i) any of the provisions of the Trust Certificate or the Trust Agreement, or (ii) any applicable Delaware law or Delaware administrative regulation.

          17. The Preferred Trust Security Holders (other than those Preferred Trust Security Holders who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware.

          18. The execution, delivery and performance by the Partnership of the Underwriting Agreement, the consummation by the Partnership of the transactions contemplated thereby and the fulfillment by the Partnership of the terms thereof do not violate (i) any of the provisions of the Partnership Certificate or the Partnership Agreement, or (ii) any applicable Delaware law or Delaware administrative regulation.

          19. The Partnership Preferred Security Holders (other than the Partnership Preferred Security Holders who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Partnership, and the Partnership will not be liable for any income tax imposed by the State of Delaware.

          The opinion expressed in paragraphs 3 and 10 above are subject, as to enforcement, to the effect upon the Trust Agreement or the Partnership Agreement, as the case may be, of (i) bankruptcy, insolvency, moratorium, fraudulent conveyance, receivership, reorganization, liquidation, fraudulent conveyance or transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

          We consent to your relying as to matters of Delaware law upon this opinion in connection with the Underwriting Agreement. We also consent to Winthrop, Stimson, Putnam & Roberts', Worsham, Forsyth & Wooldridge, L.L.P.'s, and Thelen Reid & Priest LLP's relying as to matters of Delaware law upon this opinion in connection with opinions to be rendered by them on the date hereof pursuant to the Underwriting Agreement. Further, we consent to the reliance by The Bank of New York and The Bank of New York (Delaware) as to matters of Delaware law upon this opinion in connection with the matters set forth herein. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other Person for any purpose.

                                                     Very truly yours,

                                   SCHEDULE VI
                                   -----------


             [LETTERHEAD OF WORSHAM, FORSYTHE & WOOLDRIDGE, L.L.P.]









                                                                        [Date]


--------------
--------------
--------------
--------------


as Representatives of the Underwriters
named in Schedule II to the Underwriting
Agreement, as herein defined

c/o
   --------------
-----------------
-----------------


Ladies and Gentlemen:

          We have acted as United States counsel for TXU Europe Limited, a private limited company incorporated in England and Wales (the "Company"), TXU Eastern Funding Company, a private unlimited company incorporated under the laws of England and Wales ("TXU Eastern Funding"), TXU Europe Funding I, L.P., a limited partnership (the "Partnership") formed under the Delaware Revised Uniform Limited Partnership Act (the "Delaware Partnership Act"), and TXU Europe Capital I, a statutory business trust (the "Trust") formed under the Delaware Business Trust Act (the "Delaware Trust Act") in connection with the transactions contemplated by the Underwriting Agreement dated ___________ among the Company, TXU Eastern Funding, the Partnership, the Trust and you (the "Underwriting Agreement"), including, among others, (i) the issuance by the Trust of its ___% Trust Originated Preferred Securities (the "TOPrS") having an aggregate liquidation preference amount of $___________, (ii) the issuance by the Partnership of its ___% Partnership Preferred Securities (the "Partnership Preferred Securities") having an aggregate liquidation preference amount of $_________, (iii) the issuance by TXU Eastern Funding of an aggregate of $__________ principal amount of Junior Subordinated Debentures, Series __ (the "TXU Eastern Funding Debentures") pursuant to an indenture, dated as of ________, among the Company, TXU Eastern Funding and The Bank of New York, as trustee (the "TXU Eastern Funding Indenture"), (iv) the issuance by __________ of an aggregate of $_________ principal amount of Junior Subordinated Debentures, Series __ (the "______ Debentures" and together with the TXU Eastern Funding Debentures, the "Debentures") pursuant to an indenture, dated as of _______, among the Company, _________ and The Bank of New York, as trustee (the "________ Indenture" and, together with the TXU Eastern Funding Indenture, the "Indentures"), (v) the guarantee by the Company of the TOPrS pursuant to a Guarantee Agreement, dated as of ________, between the Company and The Bank of New York, as trustee (the "Trust Guarantee"), (vi) the guarantee by the Company of the Preferred Partnership Securities pursuant to a Guarantee Agreement dated as of ______ between The Bank of New York, as trustee, and the Company (the "Partnership Guarantee"), (vi) the guarantee by the Company of the TXU Eastern Funding Debentures pursuant to the guarantee forming a part of the TXU Eastern Funding Indenture (the "TXU Eastern Funding Debenture Guarantee"), and (vii) the guarantee by the Company of the _______ Debentures pursuant to the guarantee forming a part of the ________ Indenture (the "______ Debenture Guarantee" and, together with the TXU Eastern Funding Debenture Guarantee, the "Debenture Guarantees").

          Terms not otherwise defined herein are used with the meanings ascribed to them in the Underwriting Agreement.

          In so acting we have participated in or reviewed the corporate proceedings in connection with the authorization, execution and delivery of the Underwriting Agreement, the Trust Agreement, the Partnership Agreement, the Indentures, the Debentures, the Trust Guarantee and the Partnership Guarantee. We have also examined such other documents and satisfied ourselves as to such other matters as we have deemed necessary as a basis for the conclusions of law contained in the opinions expressed below. We have relied as to various questions of fact upon the representations and warranties of the Company contained in the Underwriting Agreement and, where we deemed appropriate, on certificates of public officials. We have relied upon certificates of The Bank of New York, as trustee under the Indentures as to the authentication of the Debentures. In our examination we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as photostatic or certified copies.

          Upon the basis of our familiarity with these transactions and with the affairs and properties of the Company generally, we are of the opinion that:

          1. The Underwriting Agreement has been duly authorized, executed and delivered by each of the Company, TXU Eastern Funding, the Partnership and the Trust.

          2. The TXU Eastern Funding Indenture, the Trust Agreement, the Partnership Guarantee, the Trust Guarantee and the ________ Debenture Guarantee have been duly qualified under the Trust Indenture Act.

          3. The TXU Eastern Funding Debentures and the TXU Eastern Funding Indenture have been duly authorized, executed and delivered by TXU Eastern Funding, the TXU Eastern Funding Debentures are entitled to the benefits of the TXU Eastern Funding Indenture, and the TXU Eastern Funding Debentures and the TXU Eastern Funding Indentures are legal, valid and binding obligations of TXU Eastern Funding enforceable against TXU Eastern Funding in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, fraudulent conveyance, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity and the effect of applicable public policy on the enforceability of provisions relating to contribution and indemnification.

          4. The ____________ Debentures and the ____________ Indenture have been duly authorized, executed and delivered by ____________, the ____________ Debentures are entitled to the benefits of the ____________ Indenture, and the ____________ Debentures and the ____________ Indentures are legal, valid and binding obligations of ____________ enforceable against ____________ in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, fraudulent conveyance, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity and the effect of applicable public policy on the enforceability of provisions relating to contribution and indemnification.

          5. Each of the Trust Guarantee and the Partnership Guarantee has been duly authorized, executed and delivered by the Company, and is enforceable against the Company in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, fraudulent conveyance, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity and the effect of applicable public policy on the enforceability of provisions relating to contribution and indemnification.

          6. The statements made in the Prospectus under the captions "Description of the Preferred Trust Securities", Description of the Trust Guarantee", "Description of the Preferred Partnership Securities", "Description of the Partnership Guarantee", and "Description of the Funding Debentures", insofar as such statements constitute summaries of the legal matters or documents referred to therein, are accurate in all material respects

          7. None of the Company, TXU Eastern Funding, the Partnership or the Trust is, or after giving effect to the issuance and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus will be, directly or indirectly controlled by, or acting on behalf of any person which is, an investment company within the meaning of the Investment Company Act of 1940, as amended.

          8. The Registration Statement, and the Prospectus at the time it was filed with the Commission pursuant to Rule 424 under the Securities Act (in each case except for financial statements and schedules and other financial and statistical data contained or incorporated by reference therein and except for that part of the Registration Statement that constitutes the Forms T-1, as to which we do not express any belief) complied as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder; and the Registration Statement has been declared effective by the Commission and, to our best knowledge, no proceedings for a stop order with respect thereto are pending or threatened under Section 8 of the Securities Act.

          In the course of the preparation of the information relating to the Company, TXU Eastern Funding, the Trust or the Partnership contained in the Prospectus (including the documents incorporated therein by reference) we had discussions with certain of the Company's officers and representatives and certain officers and representatives of certain of its subsidiaries, with other counsel for the Company, with Deloitte & Touche, the Company's independent accountants, with PricewaterhouseCoopers, the independent certified public accountants who audited certain of the financial statements of the Company incorporated by reference in the Registration Statement and the Prospectus, but we made no independent verification of the accuracy or completeness of the representations and statements made to us by the Company or the information included by the Company in the Prospectus and take no responsibility therefor except as set forth in paragraph 6 above. However, our examination of the information relating to the Company, TXU Eastern Funding Company, the Partnership and the Trust contained in the Registration Statement and the Prospectus and our discussions did not disclose to us anything which gives us reason to believe that (in each case except for financial statements and schedules and financial and statistical data and except for that part of the Registration Statement that constitutes the Forms T-1, as to which we do not express any belief) (i) the Registration Statement, as of the Effective Date, included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the Prospectus at the time it was filed with the Commission pursuant to Rule 424, included, or on the date hereof includes an untrue statement of a material fact or on such dates omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          We are members of the State Bar of Texas and do not hold ourselves out as experts in the laws of the State of New York or the laws of England. As to all matters of New York law, we have, with your consent, relied upon the opinion of Thelen Reid & Priest LLP, New York, New York, special United States Counsel to the Company, TXU Eastern Funding, the Partnership and the Trust; as to matters of English law, we have, with your consent relied upon the opinions of E.J. Lean, General Counsel for the Company and TXU Eastern Funding, addressed to you of even date herewith.

                                              Very truly yours,

                                              WORSHAM, FORSYTHE &
                                                 WOOLDRIDGE, L.L.P.


                                              By:
                                                 ----------------------------
                                                 A Partner

                                  SCHEDULE VII
                                  ------------


                    [LETTERHEAD OF THELEN REID & PRIEST LLP]




                                                             New York, New York
                                                             [Date]


--------------
--------------
--------------
--------------

as Representatives of the Underwriters
named in Schedule II to the Underwriting
Agreement, as herein defined

c/o
    --------------
------------------
------------------


Ladies and Gentlemen:

          We have acted as special United States counsel for TXU Europe Limited, a private limited company incorporated in England and Wales (the "Company"), TXU Eastern Funding Company, a private unlimited company incorporated under the laws of England and Wales ("TXU Eastern Funding"), TXU Europe Funding I, L.P., a limited partnership (the "Partnership") formed under the Delaware Revised Uniform Limited Partnership Act (the "Delaware Partnership Act"), and TXU Europe Capital I, a statutory business trust (the "Trust") formed under the Delaware Business Trust Act (the "Delaware Trust Act") in connection with the transactions contemplated by the Underwriting Agreement dated ___________ among the Company, TXU Eastern Funding, the Partnership, the Trust and you (the "Underwriting Agreement"), including, among others, (i) the issuance by the Trust of its ___% Trust Originated Preferred Securities (the "TOPrS") having an aggregate liquidation preference amount of $___________, (ii) the issuance by the Partnership of its ___% Partnership Preferred Securities (the "Partnership Preferred Securities") having an aggregate liquidation preference amount of $_________, (iii) the issuance by TXU Eastern Funding of an aggregate of $__________ principal amount of Junior Subordinated Debentures, Series __ (the "TXU Eastern Funding Debentures") pursuant to an indenture, dated as of ________, among the Company, TXU Eastern Funding and The Bank of New York, as trustee (the "TXU Eastern Funding Indenture"), (iv) the issuance by __________ of an aggregate of $_________ principal amount of Junior Subordinated Debentures, Series __ (the "______ Debentures" and together with the TXU Eastern Funding Debentures, the "Debentures") pursuant to an indenture, dated as of _______, among the Company, _________ and The Bank of New York, as trustee (the "________ Indenture" and, together with the TXU Eastern Funding Indenture, the "Indentures"), (v) the guarantee by the Company of the TOPrS pursuant to a Guarantee Agreement, dated as of ________, between the Company and The Bank of New York, as trustee (the "Trust Guarantee"), (vi) the guarantee by the Company of the Preferred Partnership Securities pursuant to a Guarantee Agreement dated as of ______ between The Bank of New York, as trustee, and the Company (the "Partnership Guarantee"), (vi) the guarantee by the Company of the TXU Eastern Funding Debentures pursuant to the guarantee forming a part of the TXU Eastern Funding Indenture (the "TXU Eastern Funding Debenture Guarantee"), and (vii) the guarantee by the Company of the _______ Debentures pursuant to the guarantee forming a part of the ________ Indenture (the "______ Debenture Guarantee" and, together with the TXU Eastern Funding Debenture Guarantee, the "Debenture Guarantees").

          Terms not otherwise defined herein are used with the meanings ascribed to them in the Underwriting Agreement.

          In so acting we have participated in or reviewed the corporate proceedings in connection with the authorization, execution and delivery of the Underwriting Agreement, the Trust Agreement, the Partnership Agreement, the Indentures, the Debentures, the Trust Guarantee and the Partnership Guarantee. We have also examined such other documents and satisfied ourselves as to such other matters as we have deemed necessary as a basis for the conclusions of law contained in the opinions expressed below. We have relied as to various questions of fact upon the representations and warranties of the Company contained in the Underwriting Agreement and, where we deemed appropriate, on certificates of public officials. We have relied upon certificates of The Bank of New York, as trustee under the Indentures as to the authentication of the Debentures. In our examination we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as photostatic or certified copies.

          Upon the basis of our familiarity with these transactions and with the affairs and properties of the Company generally, we are of the opinion that:

          1. The Underwriting Agreement has been duly authorized, executed and delivered by each of the Company, TXU Eastern Funding, the Partnership and the Trust.

          2. The TXU Eastern Funding Indenture, the Trust Agreement, the Partnership Guarantee, the Trust Guarantee and the ________ Debenture Guarantee have been duly qualified under the Trust Indenture Act.

          3. The TXU Eastern Funding Debentures and the TXU Eastern Funding Indenture have been duly authorized, executed and delivered by TXU Eastern Funding, the TXU Eastern Funding Debentures are entitled to the benefits of the TXU Eastern Funding Indenture, and the TXU Eastern Funding Debentures and the TXU Eastern Funding Indentures are legal, valid and binding obligations of TXU Eastern Funding enforceable against TXU Eastern Funding in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, fraudulent conveyance, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity and the effect of applicable public policy on the enforceability of provisions relating to contribution and indemnification.

          4. The ____________ Debentures and the ____________ Indenture have been duly authorized, executed and delivered by ____________, the ____________ Debentures are entitled to the benefits of the ____________ Indenture, and the ____________ Debentures and the ____________ Indentures are legal, valid and binding obligations of ____________ enforceable against ____________ in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, fraudulent conveyance, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity and the effect of applicable public policy on the enforceability of provisions relating to contribution and indemnification.

          5. Each of the Trust Guarantee and the Partnership Guarantee has been duly authorized, executed and delivered by the Company, and is enforceable against the Company in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, fraudulent conveyance, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity and the effect of applicable public policy on the enforceability of provisions relating to contribution and indemnification.

          6. The statements made in the Prospectus under the captions "Description of the Preferred Trust Securities", Description of the Trust Guarantee", "Description of the Preferred Partnership Securities", "Description of the Partnership Guarantee", "Description of the Funding Debentures", insofar as such statements constitute summaries of the legal matters or documents referred to therein, are accurate in all material respects.

          7. None of the Company, TXU Eastern Funding, the Partnership or the Trust is, or after giving effect to the issuance and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus will be, directly or indirectly controlled by, or acting on behalf of any person which is, an investment company within the meaning of the Investment Company Act of 1940, as amended.

          8. The Registration Statement, and the Prospectus at the time it was filed with the Commission pursuant to Rule 424 under the Securities Act (in each case except for financial statements and schedules and other financial and statistical data contained or incorporated by reference therein and except for that part of the Registration Statement that constitutes the Forms T-1, as to which we do not express any belief) complied as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder; and the Registration Statement has been declared effective by the Commission and, to our best knowledge, no proceedings for a stop order with respect thereto are pending or threatened under Section 8 of the Securities Act.

          We herewith confirm as our opinion the statements under the caption "Material Tax Considerations--US Income Tax Considerations" in the Prospectus.

          In the course of the preparation of the information relating to the Company, TXU Eastern Funding, the Trust or the Partnership contained in the Prospectus (including the documents incorporated therein by reference) we had discussions with certain of the Company's officers and representatives and certain officers and representatives of certain of its subsidiaries, with other counsel for the Company, with Deloitte & Touche, the Company's independent accountants, with PricewaterhouseCoopers, the independent certified public accountants who audited certain of the financial statements of the Company incorporated by reference in the Registration Statement and the Prospectus, but we made no independent verification of the accuracy or completeness of the representations and statements made to us by the Company or the information included by the Company in the Prospectus and take no responsibility therefor except as set forth in paragraph 6 above. However, our examination of the information relating to the Company, TXU Eastern Funding Company, the Partnership and the Trust contained in the Registration Statement and the Prospectus and our discussions did not disclose to us anything which gives us reason to believe that (in each case except for financial statements and schedules and financial and statistical data and except for that part of the Registration Statement that constitutes the Forms T-1, as to which we do not express any belief) (i) the Registration Statement, as of the Effective Date, included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the Prospectus at the time it was filed with the Commission pursuant to Rule 424, included, or on the date hereof includes an untrue statement of a material fact or on such dates omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          We are members of the New York Bar and do not hold ourselves out as experts in the laws of England. As to all matters of English law, we have, with your consent, relied upon the opinions of E.J. Lean, General Counsel for the Company and TXU Eastern Funding, addressed to you of even date herewith.

                                              Very truly yours,

                                              THELEN REID & PRIEST LLP

                                  SCHEDULE VIII
                                  -------------


               [Letterhead of Winthrop, Stimson, Putnam & Roberts]




                                                                         [Date]


--------------
--------------
--------------
--------------

as Representatives of the Underwriters
named in Schedule II to the Underwriting
Agreement, as herein defined

c/o
   --------------
-----------------
-----------------


          Ladies and Gentlemen:

          We have acted as counsel to you and the several Underwriters in connection with the transactions contemplated by the Underwriting Agreement dated ___________ among TXU Europe Limited, a private limited company incorporated in England and Wales (the "Company"), TXU Eastern Funding Company, a private unlimited company incorporated under the laws of England and Wales ("TXU Eastern Funding"), TXU Europe Funding I, L.P., a limited partnership (the "Partnership") formed under the Delaware Revised Uniform Limited Partnership Act (the "Delaware Partnership Act"), TXU Europe Capital I, a statutory business trust (the "Trust") formed under the Delaware Business Trust Act (the "Delaware Trust Act") and you (the "Underwriting Agreement"), including, among others, (i) the issuance by the Trust of its ___% Trust Originated Preferred Securities (the "TOPrS") having an aggregate liquidation preference amount of $___________, (ii) the issuance by the Partnership of its ___% Partnership Preferred Securities (the "Partnership Preferred Securities") having an aggregate liquidation preference amount of $_________, (iii) the issuance by TXU Eastern Funding of an aggregate of $__________ principal amount of Junior Subordinated Debentures, Series __ (the "TXU Eastern Funding Debentures") pursuant to an indenture, dated as of ________, among the Company, TXU Eastern Funding and The Bank of New York, as trustee (the "TXU Eastern Funding Indenture"), (iv) the issuance by __________ of an aggregate of $_________ principal amount of Junior Subordinated Debentures, Series __ (the "______ Debentures" and together with the TXU Eastern Funding Debentures, the "Debentures") pursuant to an indenture, dated as of _______, among the Company, _________ and The Bank of New York, as trustee (the "________ Indenture" and, together with the TXU Eastern Funding Indenture, the "Indentures"), (v) the guarantee by the Company of the TOPrS pursuant to a Guarantee Agreement, dated as of ________, between the Company and The Bank of New York, as trustee (the "Trust Guarantee"), (vi) the guarantee by the Company of the Preferred Partnership Securities pursuant to a Guarantee Agreement dated as of ______ between The Bank of New York, as trustee, and the Company (the "Partnership Guarantee"), (vi) the guarantee by the Company of the TXU Eastern Funding Debentures pursuant to the guarantee forming a part of the TXU Eastern Funding Indenture (the "TXU Eastern Funding Debenture Guarantee"), and (vii) the guarantee by the Company of the _______ Debentures pursuant to the guarantee forming a part of the ________ Indenture (the "______ Debenture Guarantee" and, together with the TXU Eastern Funding Debenture Guarantee, the "Debenture Guarantees"). Terms not otherwise defined herein are used with the meanings ascribed to them in the Underwriting Agreement.

          We are members of the New York Bar and do not hold ourselves out as experts in the laws of England. We have, with your consent, relied upon opinions of even date herewith addressed to you by E.J. Lean, General Counsel for the Company and TXU Eastern Funding. We have reviewed such opinions and believe that it is satisfactory and that you and we are justified in relying thereon. We understand that you are relying, for all matters of Delaware law, upon an opinion of even date herewith addressed to you by Richards, Layton & Finger, P.A., Delaware Counsel for the Company.

          We have, in addition, examined the documents described in the list of closing papers as having been delivered to you at the closing and such other documents and satisfied ourselves as to such other matters as we have deemed necessary in order to enable us to express this opinion. As to various questions of fact material to this opinion, we have relied upon representations of the Company and statements in the Registration Statement hereinafter mentioned. In such examination we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us and the genuineness and conformity to original documents of documents submitted to us as certified or photostatic copies.

          Based upon the foregoing, we are of the opinion that:

          1. The Underwriting Agreement has been duly authorized, executed and delivered by each of the Company, TXU Eastern Funding, the Partnership and the Trust.

          2. The TXU Eastern Funding Indenture, the Trust Agreement, the Partnership Guarantee, the Trust Guarantee and the ________ Debenture Guarantee have been duly qualified under the Trust Indenture Act.

          3. The TXU Eastern Funding Debentures and the TXU Eastern Funding Indenture have been duly authorized, executed and delivered by TXU Eastern Funding, the TXU Eastern Funding Debentures are entitled to the benefits of the TXU Eastern Funding Indenture, and the TXU Eastern Funding Debentures and the TXU Eastern Funding Indentures are legal, valid and binding obligations of TXU Eastern Funding enforceable against TXU Eastern Funding in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, fraudulent conveyance, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity and the effect of applicable public policy on the enforceability of provisions relating to contribution and indemnification.

          4. The ____________ Debentures and the ____________ Indenture have been duly authorized, executed and delivered by ____________, the ____________ Debentures are entitled to the benefits of the ____________ Indenture, and the ____________ Debentures and the ____________ Indentures are legal, valid and binding obligations of ____________ enforceable against ____________ in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, fraudulent conveyance, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity and the effect of applicable public policy on the enforceability of provisions relating to contribution and indemnification.

          5. Each of the Trust Guarantee and the Partnership Guarantee has been duly authorized, executed and delivered by the Company, and is enforceable against the Company in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, fraudulent conveyance, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity and the effect of applicable public policy on the enforceability of provisions relating to contribution and indemnification.

          6. The statements made in the Prospectus under the captions "Description of the Preferred Trust Securities", Description of the Trust Guarantee", "Description of the Preferred Partnership Securities", "Description of the Partnership Guarantee", "Description of the Funding Debentures", insofar as such statements constitute summaries of the legal matters or documents referred to therein, are accurate in all material respects.

          7. None of the Company, TXU Eastern Funding, the Partnership or the Trust is, or after giving effect to the issuance and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus will be, directly or indirectly controlled by, or acting on behalf of any person which is, an investment company within the meaning of the Investment Company Act of 1940, as amended.

          8. The Registration Statement, and the Prospectus at the time it was filed with the Commission pursuant to Rule 424 under the Securities Act (in each case except for financial statements and schedules and other financial and statistical data contained or incorporated by reference therein and except for that part of the Registration Statement that constitutes the Forms T-1, as to which we do not express any belief) complied as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

          In passing upon the form of the Registration Statement and the form of the Prospectus, we necessarily assume the correctness and completeness of the statements made by the Company, TXU Eastern Funding, the Partnership and the Trust and the information included in the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraph 6 above. In the course of the preparation by the Company of the Registration Statement and the Prospectus, we have had discussions with certain of its officers and representatives, and representatives of the Company and certain of its subsidiaries, with counsel for the Company, with Deloitte & Touche, the Company's independent accountants, with PricewaterhouseCoopers, the independent public accountants who audited certain of the financial statements of the Company incorporated by reference in the Registration Statement and the Prospectus, and with certain of your representatives. Our examination of the Registration Statement and the Prospectus and our discussions did not disclose to us any information which gives us reason to believe that at the Effective Date the Registration Statement contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the time it was filed with the Commission pursuant to Rule 424, or at the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any belief as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement or Prospectus or as to that part of the Registration Statement that constitutes the Forms T-1.

          This opinion is given to you solely for the use of the several Underwriters in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be relied upon by any other person or for any other purpose.

                                              Very truly yours,